VOYA EQUITY TRUST	VOYA FUNDS TRUST
Voya Corporate Leaders 100® Fund	Voya High Yield Bond Fund
Voya Global Multi-Asset Fund	Voya Intermediate Bond Fund
Voya Large-Cap Growth Fund	Voya Short Term Bond Fund
Voya Large Cap Value Fund	Voya Strategic Income Opportunities Fund
Voya MidCap Opportunities Fund
Voya SmallCap Opportunities Fund
Voya Small Company Fund
Voya SMID Cap Growth Fund
Voya U.S. High Dividend Low Volatility Fund

VOYA SEPARATE PORTFOLIOS TRUST

Voya Investment Grade Credit Fund

Voya Target In-Retirement Fund

Voya Target Retirement 2020 Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

(each a "Fund" and collectively the "Funds")

Supplement dated February 28, 2020

to the Funds' current Class R6 shares' Prospectuses (each a "Prospectus" and collectively the "Prospectuses")

Effective February 28, 2020, the first paragraph of the sub-section entitled "How to Buy Shares – Class R6 Shares" of each Fund's Prospectus is deleted and replaced with the following:

Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require a Fund or an affiliate of a Fund (including the Adviser and any affiliate of the Adviser) to make, and a Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of each Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other registered investment companies; (4) Health Savings Accounts ("HSAs") within plan level or omnibus accounts that are held on the books of each Fund; (5) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and (b) hold interests in a Fund through a single plan level account held directly through the Fund and not traded through an intermediary; and (6) wrap programs offered by broker- dealers and financial institutions that have entered into an agreement with the Distributor to offer Class R6 shares and invest through an omnibus account. Such availability will be subject to management's determination of the appropriateness of investment in Class R6 shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE